UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 24, 2007

                                 ConocoPhillips
             (Exact name of registrant as specified in its charter)

           Delaware                 001-32395                  01-0562944
(State or other jurisdiction of    (Commission              (I.R.S. Employer
        incorporation)             File Number)            Identification No.)


                             600 North Dairy Ashford
                              Houston, Texas 77079
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (281) 293-1000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition

         On October 24, 2007, ConocoPhillips issued a press release announcing the company's financial and operating results for the quarter ended September 30, 2007. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference. Additional financial and operating information about the quarter is furnished as Exhibits 99.2 and 99.3 hereto and incorporated herein by reference.

The press release contains the following measures that are not calculated in accordance with U.S. generally accepted accounting principles (GAAP):

     o    Earning adjusted for the second-quarter 2007 Venezuela impairment.

     o Diluted earnings per share adjusted for the second-quarter 2007 Venezuela impairment.

     o    E&P  earnings   adjusted  for  the   second-quarter   2007   Venezuela
          impairment.

     o Effective tax rate adjusted for the second-quarter 2007 Venezuela impairment.

We have included these non-GAAP financial measures because, in management's opinion, excluding the second-quarter 2007 charge associated with the complete impairment of our Venezuelan oil interests is a better indicator of the company's ongoing earnings, effective tax rate and earnings per share, and is therefore useful in comparing the Company's results with prior and future periods.


Item 9.01 Financial Statements and Exhibits

   (d) Exhibits

       99.1     --   Press release issued by ConocoPhillips on October 24, 2007.

       99.2     --   Financial and operational tables.

       99.3     --   Supplemental financial information.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   CONOCOPHILLIPS



                                                  /s/ Rand C. Berney
                                        --------------------------------------
                                                   Rand C. Berney
                                             Vice President and Controller

October 24, 2007






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                                  EXHIBIT INDEX


Exhibit
No.           Description
---           -----------

99.1          Press release issued by ConocoPhillips on October 24, 2007.

99.2          Financial and operational tables.

99.3          Supplemental financial information.









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